Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of STR Holdings, Inc. (the “Company”), does hereby certify that to my knowledge:

1.               the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               the information contained in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry A. Morris
Name:	Barry A. Morris
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: November 8, 2011